Manning & Napier Fund, Inc. 485BPOS

Exhibit 99(a)(7)

MANNING & NAPIER FUND, INC.

ARTICLES OF AMENDMENT

MANNING & NAPIER FUND, INC. (the “Corporation”), a corporation organized under the laws of the State of Maryland, having its registered business address at 2405 York Road, Suite 201, Lutherville-Timonium, Maryland, 21093, does hereby certify to the State Department of Assessments and Taxation of Maryland (the “Department”) that:

FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

SECOND: Pursuant to the authority granted to the Board of Directors of the Corporation (the “Board”) in the Corporation’s Amended and Restated Articles of Incorporation (the “Articles”), the Board duly adopted resolutions on May 20, 2025 for the purpose of authorizing the liquidation and termination of certain Classes of the Company’s common stock, and reclassifying and redesignating the seventy-five million (75,000,000) authorized and classified shares of the Classes set forth below as authorized, but unclassified and unissued, shares of the Corporation.

Name of Class of Capital Stock	Number of Shares of Capital Stock Classified
Overseas Series Class W	75,000,000

THIRD: Immediately before the resolutions set forth in Article SECOND and upon filing for record these Articles of Amendment, the Corporation has the authority to issue fifteen billion (15,000,000,000) shares of common stock of the Corporation, par value $0.01 per share, having an aggregate par value of one hundred fifty million dollars ($150,000,000) and classified and designated as follows:

Name of Class of Capital Stock	Number of Shares of Capital Stock Classified
Pro-Blend Maximum Term Series Class S	125,000,000
Pro-Blend Maximum Term Series Class L	25,000,000
Pro-Blend Maximum Term Series Class R	52,500,000
Pro-Blend Maximum Term Series Class I	200,000,000
Pro-Blend Maximum Term Series Class Z	100,000,000
Pro-Blend Maximum Term Series Class W	100,000,000
Pro-Blend Conservative Term Series Class S	162,500,000
Pro-Blend Conservative Term Series Class L	25,000,000
Pro-Blend Conservative Term Series Class R	52,500,000
Pro-Blend Conservative Term Series Class I	75,000,000
Pro-Blend Conservative Term Series Class Z	100,000,000
Pro-Blend Conservative Term Series Class W	100,000,000
Pro-Blend Moderate Term Series Class S	125,000,000
Pro-Blend Moderate Term Series Class L	25,000,000

Pro-Blend Moderate Term Series Class R	52,500,000
Pro-Blend Moderate Term Series Class I	125,000,000
Pro-Blend Moderate Term Series Class Z	100,000,000
Pro-Blend Moderate Term Series Class W	100,000,000
Pro-Blend Extended Term Series Class S	125,000,000
Pro-Blend Extended Term Series Class L	25,000,000
Pro-Blend Extended Term Series Class R	52,500,000
Pro-Blend Extended Term Series Class I	200,000,000
Pro-Blend Extended Term Series Class Z	100,000,000
Pro-Blend Extended Term Series Class W	100,000,000
Diversified Tax Exempt Series Class A	100,000,000
Diversified Tax Exempt Series Class W	50,000,000
Equity Series Class S	200,000,000
Equity Series Class W	100,000,000
Overseas Series Class I	200,000,000
Overseas Series Class S	400,000,000
Overseas Series Class Z	100,000,000
Overseas Series Class W	75,000,000
High Yield Bond Series Class S	125,000,000
High Yield Bond Series Class I	225,000,000
High Yield Bond Series Class Z	100,000,000
High Yield Bond Series Class W	50,000,000
Core Bond Series Class S	125,000,000
Core Bond Series Class I	100,000,000
Core Bond Series Class Z	150,000,000
Core Bond Series Class W	150,000,000
Unconstrained Bond Series Class S	125,000,000
Unconstrained Bond Series Class I	100,000,000
Unconstrained Bond Series Class Z	100,000,000
Unconstrained Bond Series Class W	150,000,000
Disciplined Value Series Class S	100,000,000
Disciplined Value Series Class I	100,000,000
Disciplined Value Series Class Z	100,000,000
Disciplined Value Series Class W	100,000,000
Rainier International Discovery Series Class S	100,000,000
Rainier International Discovery Series Class I	100,000,000
Rainier International Discovery Series Class Z	100,000,000
Rainier International Discovery Series Class W	100,000,000
Credit Series Class W	100,000,000
Credit Series Class I	100,000,000
Credit Series Class S	100,000,000
Credit Series Class Z	100,000,000
Callodine Equity Income Series Class I	100,000,000
Callodine Equity Income Series Class S	100,000,000
Callodine Equity Income Series Class Z	100,000,000
Systematic High Yield Bond Series Class I	100,000,000
Systematic High Yield Bond Series Class S	100,000,000
Systematic High Yield Bond Series Class W	100,000,000
Systematic High Yield Bond Series Class Z	100,000,000
Authorized but Unclassified and Unissued	8,127,500,000

FOURTH: Immediately after the resolutions set forth in Article SECOND and upon filing for record these Articles of Amendment, the Corporation has the authority to issue fifteen billion (15,000,000,000) shares of common stock of the Corporation, par value $0.01 per share, having an aggregate par value of one hundred fifty million dollars ($150,000,000) and classified and designated as follows:

Name of Class of Capital Stock	Number of Shares of Capital Stock Classified
Pro-Blend Maximum Term Series Class S	125,000,000
Pro-Blend Maximum Term Series Class L	25,000,000
Pro-Blend Maximum Term Series Class R	52,500,000
Pro-Blend Maximum Term Series Class I	200,000,000
Pro-Blend Maximum Term Series Class Z	100,000,000
Pro-Blend Maximum Term Series Class W	100,000,000
Pro-Blend Conservative Term Series Class S	162,500,000
Pro-Blend Conservative Term Series Class L	25,000,000
Pro-Blend Conservative Term Series Class R	52,500,000
Pro-Blend Conservative Term Series Class I	75,000,000
Pro-Blend Conservative Term Series Class Z	100,000,000
Pro-Blend Conservative Term Series Class W	100,000,000
Pro-Blend Moderate Term Series Class S	125,000,000
Pro-Blend Moderate Term Series Class L	25,000,000
Pro-Blend Moderate Term Series Class R	52,500,000
Pro-Blend Moderate Term Series Class I	125,000,000
Pro-Blend Moderate Term Series Class Z	100,000,000
Pro-Blend Moderate Term Series Class W	100,000,000
Pro-Blend Extended Term Series Class S	125,000,000
Pro-Blend Extended Term Series Class L	25,000,000
Pro-Blend Extended Term Series Class R	52,500,000
Pro-Blend Extended Term Series Class I	200,000,000
Pro-Blend Extended Term Series Class Z	100,000,000
Pro-Blend Extended Term Series Class W	100,000,000
Diversified Tax Exempt Series Class A	100,000,000
Diversified Tax Exempt Series Class W	50,000,000
Equity Series Class S	200,000,000
Equity Series Class W	100,000,000
Overseas Series Class I	200,000,000
Overseas Series Class S	400,000,000
Overseas Series Class Z	100,000,000

High Yield Bond Series Class S	125,000,000
High Yield Bond Series Class I	225,000,000
High Yield Bond Series Class Z	100,000,000
High Yield Bond Series Class W	50,000,000
Core Bond Series Class S	125,000,000
Core Bond Series Class I	100,000,000
Core Bond Series Class Z	150,000,000
Core Bond Series Class W	150,000,000
Unconstrained Bond Series Class S	125,000,000
Unconstrained Bond Series Class I	100,000,000
Unconstrained Bond Series Class Z	100,000,000
Unconstrained Bond Series Class W	150,000,000
Disciplined Value Series Class S	100,000,000
Disciplined Value Series Class I	100,000,000
Disciplined Value Series Class Z	100,000,000
Disciplined Value Series Class W	100,000,000
Rainier International Discovery Series Class S	100,000,000
Rainier International Discovery Series Class I	100,000,000
Rainier International Discovery Series Class Z	100,000,000
Rainier International Discovery Series Class W	100,000,000
Credit Series Class W	100,000,000
Credit Series Class I	100,000,000
Credit Series Class S	100,000,000
Credit Series Class Z	100,000,000
Callodine Equity Income Series Class I	100,000,000
Callodine Equity Income Series Class S	100,000,000
Callodine Equity Income Series Class Z	100,000,000
Systematic High Yield Bond Series Class I	100,000,000
Systematic High Yield Bond Series Class S	100,000,000
Systematic High Yield Bond Series Class W	100,000,000
Systematic High Yield Bond Series Class Z	100,000,000
Authorized but Unclassified and Unissued	8,202,500,000

FIFTH: Pursuant to the requirements of Section 2-607 of the Maryland General Corporation Law, these Articles of Amendment are limited to changes expressly authorized by Section 2-105 or Section 2-605 of the Maryland General Corporation Law to be made without action by the stockholders.

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IN WITNESS WHEREOF, MANNING & NAPIER FUND, INC. has caused these Articles of Amendment to be signed in its name and on its behalf by its President and its corporate seal to be hereunto affixed and attested by its Secretary as of the 30th day of June, 2025.

MANNING & NAPIER FUND, INC.

By:	/s/ Paul J. Battaglia
Paul J. Battaglia
President

[Seal]

Attest:

/s/ Elizabeth Craig
Elizabeth Craig
Secretary

THE UNDERSIGNED, President of Manning & Napier Fund, Inc., who executed on behalf of said corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles of Amendment to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth herein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

/s/ Paul J. Battaglia
Paul J. Battaglia
President